DEFERRED COMPENSATION AGREEMENT
                         between
              American Home Products Corporation
                           and
           _______________________________________

     AGREEMENT made this ____ day of _____________ (Title) by and between American Home Products Corporation and its subsidiaries
(hereinafter referred to as "EMPLOYER") and ____________________________ (hereinafter referred to as
"EMPLOYEE").

                      W I T N E S S E T H:

     WHEREAS, EMPLOYEE has been _____________________ of EMPLOYER
since _____________________________    [and theretofore was
employed by EMPLOYER or its subsidiaries in other executive or managerial capacities]; and

     WHEREAS, it is the wish of EMPLOYER that EMPLOYEE continue in its employ (and in furtherance of such wish the Board of Directors of the EMPLOYER has authorized the EMPLOYER to enter into this Agreement with EMPLOYEE);

     NOW, THEREFORE, in consideration of the above and in order to induce EMPLOYEE to continue in the employ of EMPLOYER, it is agreed between the parties as follows:

               PART A - DEFERRAL OF CASH AWARD UNDER
               THE MANAGEMENT INCENTIVE PLAN ("MIP")

     1. The percentage designated on the Attachment Schedule is a percentage of the cash portion of EMPLOYEE'S MIP compensation from EMPLOYER for 1993 and payable in 1994, if any, which shall be deferred and distributed as hereinafter provided (the "Deferred MIP Compensation").

     2. The Deferred MIP Compensation will accrued deemed interest from the date of the award at a deemed rate of interest designated on the Attachment Schedule. Deemed interest payable hereunder will be calculated, accrued and compounded quarterly. Such deemed interest shall accrue up to date of distribution.

     3.     EMPLOYER shall distribute to EMPLOYEE the total
Deferred MIP Compensation, together with deemed interest accrued thereon in accordance with the deferral period and distribution period designated on the Attachment Schedule.

                        PART B - DEFERRAL OF SALARY

     1. The percentage designated on the Attachment Schedule is a percentage of the EMPLOYEE'S total 1994 authorized base salary which shall be deferred and distributed as hereinafter provided ("Deferred Salary Compensation"). It is understood that six percent (6%) of such Deferred Salary Compensation will be deferred and be subject to the terms of the American Home Products Corporation Supplemental Employee Savings Plan ("SESP").

     2. The Deferred Salary Compensation not deferred under the SESP will accrue deemed interest from the date such Deferred Salary Compensation would have otherwise been paid at a deemed interest rate designated on the Attachment Schedule. Deemed interest payable hereunder will be calculated, accrued and compounded quarterly. Such deemed interest shall accrue up to date of distribution.

     The deferral under the provisions of the SESP shall accrue interest/earnings pursuant to the provisions of the SESP.

     3. Except for the portion deferred under the SESP, the EMPLOYER shall distribute to the EMPLOYEE the total Deferred Salary Compensation together with deemed interest accrued thereon in accordance with the deferral period and distribution period designated on the Attachment Schedule.

     The portion deferred under the SESP will be distributed in accordance with the provisions of the SESP.

     4. Upon thirty (30) days' written notice to the Vice President - Finance of American Home Products Corporation, EMPLOYEE may prospectively terminate this Agreement as to all future deferrals of authorized base salary pursuant to Section 1 above, it being understood that such termination shall not affect the treatment hereunder of amounts deferred prior to the giving of such written notice.

          GENERAL PROVISIONS APPLICABLE TO PART A AND PART B

     1. In the event EMPLOYEE shall separate from service with the EMPLOYER for reasons other than death, prior to receipt of any or all of the Deferred MIP Compensation and/or Deferred Salary Compensation, such amount shall be distributed to EMPLOYEE together with deemed interest accrued hereunder on such amount through the date of such distribution as designated on the Attachment Schedule. In the event EMPLOYEE shall die prior to the receipt of any or all of the Deferred MIP Compensation and/or Deferred Salary Compensation, such amount shall be distributed to his estate or beneficiary(ies) as designated on the Attachment Schedule within ninety (90) days of death together with deemed interest accrued hereunder on such amount through the date of such distribution.

     2. EMPLOYER has no obligation to set aside, earmark or entrust any funds with which to pay its obligation under this Agreement. EMPLOYER'S obligation shall not be secured in any way and EMPLOYEE'S rights are in no way preferred over the general creditors of the EMPLOYER.

     3. In the event another company or group of related companies obtains a 50% or more interest in EMPLOYER'S common stock or otherwise obtains effective control of EMPLOYER, all Deferred MIP Compensation and/or Deferred Salary Compensation shall be paid to EMPLOYEE within thirty (30) days together with deemed interest accrued through the date of such payment.

     4. Except as concerns matters of compensation expressly dealt with herein, this Agreement will have no effect on the employee-employer relationship between EMPLOYEE and EMPLOYER or EMPLOYEE'S duties to EMPLOYER or any other compensation
arrangements between EMPLOYEE and EMPLOYER.   The EMPLOYEE'S
employment with the EMPLOYER shall remain at will, and the EMPLOYEE is free to resign at any time, and the EMPLOYER may terminate the EMPLOYEE'S employment at any time.

     5. At the election of the EMPLOYER, to be ratified by a majority of all non-officer members of the Board of Directors of EMPLOYER, this Agreement may be terminated upon thirty (30) days' notice to EMPLOYEE. If so terminated, such majority will also, as soon as practicable, decide whether the EMPLOYER will distribute all the Deferred MIP Compensation and/or Deferred Salary Compensation and deemed interest accrued through the deferred payment arrangements provided for hereinabove.

     6. This Agreement shall be governed by and construed under the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                ______________________
                                (Employee)


                                American Home Products Corporation

                                By:______________________
                                Title:______________________

           ATTACHMENT SCHEDULE (REGARDING PART A)

_______________________________ (Print Name), hereby elects to defer _____ percent of the portion of any Management Incentive Plan Award eligible to be taken in cash which may be awarded in January 1994 for 1993 performance. This election under Part A of the Deferred Compensation Agreement shall be irrevocable upon execution of the Agreement.

I.   (a)  Check a period of deferral:
          _______ 10 years      or   __________Until retirement

     (b)  Check a period of distribution:

          _________ Lump sum (payable within 90 days of termination of the period designated in I(a) above) or

          _________ 5 annual installments (first installment payment within 90 days of termination of the period designated in I(a) above and remaining installments payable within 90 days of the anniversaries of that termination date)

II. Check one of the following deemed investments which will be used to calculate deemed interest which shall be credited on the amounts deferred:

          _________ The three month Treasury Bill

          _________ The three year Treasury Note

          _________ The five year Treasury Note

          _________ Any Treasury Bill/Note of a duration which corresponds to the remaining period of deferral. For example, if two years and three months remain in a deferred period, a yield available for a U.S. Treasury security with a corresponding maturity will be credited.

The election of rates under this Section II may only be changed upon maturity of term selected. In no event may an option be selected whereby its term extends beyond the participant's normal retirement date or the deferral period, whichever is earlier. If notification is not received upon maturity of the term selected, the term selected will be renewed for the same term at the then current rate.

III. I designate the following beneficiary(ies) to receive any undistributed amount deferred under this Agreement together with any deemed interest accrued in the event of my death:


_____________________________________
Beneficiary(ies)

_____________________________________
Contingent Beneficiary(ies)

        ATTACHMENT SCHEDULE (REGARDING PART A)

___________________________ (Print Name), hereby elects to defer
_____ percent of my eligible 1994 base salary with the understanding that 6 percent of such deferred base salary will be deferred under the Supplemental Employee Savings Plan for the year 1994. This election under Part B of the Deferred Compensation Agreement shall be irrevocable upon execution of the Agreement.

IV.  (a)  Check a period of deferral:
          _______ 10 years      or   __________Until retirement

     (b)  Check a period of distribution:

          _________ Lump sum (payable within 90 days of termination of the period designated in IV(a) above) or

          _________ 5 annual installments (first installment payment within 90 days of termination of the period designated in IV(a) above and remaining installments payable within 90 days of the anniversaries of that termination date)

V. Check one of the following deemed investments which will be used to calculate deemed interest which shall be credited on the amounts deferred:

          _________ The three month Treasury Bill

          _________ The three year Treasury Note

          _________ The five year Treasury Note

          _________ Any Treasury Bill/Note of a duration which corresponds to the remaining period of deferral. For example, if two years and three months remain in a deferred period, a yield available for a U.S. Treasury security with a corresponding maturity will be credited.

The election of rates under this Section V may only be changed upon maturity of term selected. In no event may an option be elected whereby its term extends beyond the participant's normal retirement date or the deferral period, whichever is earlier. If notification is not received upon maturity of the term selected, the term selected will be renewed for the same term at the then current rate.

VI. I designate the following beneficiary(ies) to receive any undistributed amount deferred under this Agreement together with any deemed interest accrued in the event of my death:



Beneficiary(ies)


Contingent Beneficiary(ies)

__________________________________         ________________________
Signature                                  Date